Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended September 30, 2009
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Income	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income and Funds From Operations — Supplemental Detail	9

Development Pipeline	16

Portfolio Listing	17

Same Property Information	20

Square Feet Expiring:
Office	21
Retail	22
Industrial	23

Top 25 Largest Tenants	24

Inventory of Land Held	25

Inventory of Residential Lots	27

Inventory of Multi-Family Units Held for Sale	29

Debt Outstanding	30

Reconciliations of Non-GAAP Financial Measures	33

Discussion of Non-GAAP Financial Measures	36
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential and condominium markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the risks identified in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Company’s Current Report on Form 8-K filed on September 14, 2009. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1150	(404) 407-1984
jimfleming@cousinsproperties.com	camerongolden@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED SEPTEMBER 30, 2009
     ATLANTA (November 4, 2009) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and nine months ended September 30, 2009. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
     Funds from Operations Available to Common Stockholders (“FFO”) was $7.3 million, or $0.12 per share, before certain separation and non-cash impairment and valuation charges discussed below for the third quarter of 2009, compared with FFO of $20.9 million, or $0.39 per share, for the third quarter of 2008. FFO was $38.6 million, or $0.70 per share, before such charges for the nine months ended September 30, 2009, compared with $50.9 million, or $0.95 per share, for the same period in 2008.
     Net Income (Loss) Available to Common Stockholders (“Net Income (Loss) Available”) was ($7.8) million, or ($0.13) per share, before such separation and non-cash impairment and valuation charges for the quarter ended September 30, 2009, compared with Net Income Available of $7.0 million, or $0.13 per share, for the third quarter of 2008. Net Income Available was $160.0 million, or $2.89 per share, before such charges for the nine months ended September 30, 2009, compared with $11.7 million, or $0.22 per share, for the same period in 2008. During the second quarter of 2009, the Company recorded $88.3 million of separation and non-cash impairment and valuation charges.
     The Company recorded $48.5 million of non-cash impairment charges during the third quarter of 2009. These charges consisted of the following:
•	Impairment charge on investment in Terminus 200, LLC — $38.9 million,

•	Impairment charge on investment in Glenmore Garden Villas LLC — $4.9 million,
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191 Peachtree Street NE      •      Suite 3600      •      Atlanta, Georgia 30303-1740      •      404/407-1000      •      FAX 404/407-1002

CUZ Reports Third Quarter Results

November 4, 2009
•	Impairment charge on airplane — $4.0 million,

•	Company share of impairment charge on property owned by Temco Associates, LLC - $631,000
     The impairment charges on Terminus 200, LLC and the airplane were previously disclosed in September 2009.
     After such separation and non-cash impairment and valuation charges, FFO was a loss of $41.9 million, or $0.70 per share, for the third quarter of 2009 and a loss of $99.3 million, or $1.79 per share, for the nine months ended September 30, 2009. Net Loss Available, after such separation and non-cash charges, was $57.1 million, or $0.95 per share, for the third quarter of 2009 and Net Income Available was $22.2 million, or $0.40 per share, for the nine months ended September 30, 2009.
     A reconciliation of FFO and Net Income (Loss) Available before certain separation and non-cash impairment and valuation charges is as follows:

	3rd Quarter 2009		Nine Months 2009
	$(000)	Per Share	$(000)	Per Share
FFO Before Certain Charges	$7,314	$0.12	$38,599	$0.70

Certain Separation and Non-Cash Impairment and Valuation Charges:
Terminus 200 Impairment	(38,947)	(0.65)	(38,947)	(0.70)
Glenmore Garden Villas Impairment	(4,935)	(0.08)	(6,065)	(0.11)
Airplane impairment	(4,012)	(0.07)	(4,012)	(0.07)
Temco Impairment	(631)	(0.01)	(631)	(0.01)
Impairment charge on 10 Terminus	—	0.00	(34,900)	(0.63)
Impairment charges on Investments in Joint Ventures	—	0.00	(27,000)	(0.49)
Valuation allowance on deferred tax asset	—	0.00	(15,907)	(0.29)
Write-off of predevelopment expenses	—	0.00	(3,100)	(0.06)
Separation charges	(724)	(0.01)	(3,094)	(0.06)
Other reserves and impairments	—	0.00	(4,219)	(0.07)

Total	(49,249)	(0.82)	(137,875)	(2.49)

FFO	$(41,935)	$(0.70)	$(99,276)	$(1.79)

Net Income (Loss) Available Before Certain Charges	$(7,839)	$(0.13)	$160,045	$2.89
Certain Separation and Non-Cash Impairment and Valuation Charges	(49,249)	(0.82)	(137,875)	(2.49)

Net Income (Loss) Available	$(57,088)	$(0.95)	$22,170	$0.40

     Third quarter highlights of the Company included the following:
•	Completed an offering of 46 million shares of common stock. Net proceeds from the offering were $318.6 million, which were used to reduce indebtedness.

•	Sold all of the completed units of The Brownstones at Habersham, a townhome project it acquired from a bank in the second quarter. Recognized gains on the sale of these units of $1.5 million.
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CUZ Reports Third Quarter Results

November 4, 2009
     At September 30, 2009, the Company’s portfolio of operational office buildings was 87% leased, its portfolio of operational retail centers was 83% leased and its operational industrial buildings were 44% leased.
     “In the third quarter, our team made significant strides in improving our balance sheet and cost structure to make us more competitive in the current environment,” said Larry Gellerstedt, CEO of Cousins. “Raising over $300 million in common equity dramatically reduced our leverage thereby creating more financial flexibility for future opportunities. We also made some difficult but necessary decisions to reduce our expenses in the quarter. We expect that the combination of these actions will make us a leaner but stronger organization focused on maximizing the value of our assets for our shareholders.”
     The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income (Loss) and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
     The Company will conduct a conference call at 2:00 p.m. (Eastern Time) on Thursday, November 5, 2009, to discuss the results of the quarter ended September 30, 2009. The number to call for this interactive teleconference is (212) 231-2900. A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21439816. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q3 2009 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
     Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail, and land development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
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CUZ Reports Third Quarter Results

November 4, 2009
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, general and local economic conditions (including the current general recession and state of the credit markets), local real estate conditions (including the overall condition of the residential and condominium markets), the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and the Company’s Current Report on Form 8-K filed on September 14, 2009. The words “believes,” “expects,” “anticipates,” “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
REVENUES:
Rental property revenues	$38,632	$38,337	$113,236	$109,344
Fee income	9,510	21,736	25,726	37,096
Multi-family residential unit sales	9,228	5,459	10,413	5,459
Residential lot and outparcel sales	1,150	3,747	7,026	6,746
Interest and other	675	991	2,946	3,291

	59,195	70,270	159,347	161,936

COSTS AND EXPENSES:
Rental property operating expenses	17,402	14,641	49,874	42,663
General and administrative expenses	9,180	12,975	28,546	32,382
Separation expenses	724	45	3,094	351
Reimbursed general and administrative expenses	3,979	4,006	12,237	11,745
Depreciation and amortization	13,868	13,272	42,305	37,148
Multi-family residential unit cost of sales	7,372	4,715	8,557	4,715
Residential lot and outparcel cost of sales	979	1,917	4,732	3,695
Interest expense	10,793	8,705	31,783	22,347
Impairment loss	4,012	—	40,512	—
Other	1,723	1,975	7,701	4,279

	70,032	62,251	229,341	159,325

GAIN ON EXTINGUISHMENT OF DEBT	—	—	12,498	—

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES AND GAIN ON SALE OF INVESTMENT PROPERTIES	(10,837)	8,019	(57,496)	2,611

(PROVISION) BENEFIT FOR INCOME TAXES FROM OPERATIONS	(54)	(916)	(7,406)	4,477

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
Equity in net income (loss) from unconsolidated joint ventures	(19,926)	3,497	(19,337)	8,553
Impairment loss on investment in unconsolidated joint ventures	(22,928)	—	(51,058)	—

	(42,854)	3,497	(70,395)	8,553

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(53,745)	10,600	(135,297)	15,641

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	406	1,387	168,641	10,391

INCOME (LOSS) FROM CONTINUING OPERATIONS	(53,339)	11,987	33,344	26,032

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income (loss) from discontinued operations	3	(431)	(4)	(1,179)
Gain on sale of investment properties	7	—	153	—

	10	(431)	149	(1,179)

NET INCOME (LOSS)	(53,329)	11,556	33,493	24,853

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(531)	(766)	(1,641)	(1,688)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(53,860)	10,790	31,852	23,165

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,228)	(3,812)	(9,682)	(11,437)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(57,088)	$6,978	$22,170	$11,728

PER COMMON SHARE INFORMATION — BASIC:
Income (loss) from continuing operations	$(0.95)	$0.13	$0.40	$0.24
Loss from discontinued operations	—	—	—	(0.02)

Basic net income (loss) available to common stockholders	$(0.95)	$0.13	$0.40	$0.22

PER COMMON SHARE INFORMATION — DILUTED:
Income (loss) from continuing operations	$(0.95)	$0.13	$0.40	$0.24
Loss from discontinued operations	—	—	—	(0.02)

Diluted net income (loss) available to common stockholders	$(0.95)	$0.13	$0.40	$0.22

DIVIDENDS DECLARED PER COMMON SHARE	$0.15	$0.37	$0.65	$1.11

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2009 AND 2008
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2009	2008	2009	2008
Net Income (Loss) Available to Common Stockholders	$(57,088)	$6,978	$22,170	$11,728
Depreciation and amortization:
Consolidated properties	13,868	13,272	42,305	37,148
Discontinued properties	—	138	—	486
Share of unconsolidated joint ventures	2,192	1,621	6,524	4,485
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(833)	(989)	(2,739)	(2,720)
Discontinued properties	—	(6)		(19)
Share of unconsolidated joint ventures	(10)	(27)	(34)	(78)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(406)	(1,387)	(168,641)	(10,391)
Discontinued properties	(7)	—	(153)	—
Share of unconsolidated joint ventures	—	—	(12)	—
Gain on sale of undepreciated investment properties	349	1,331	1,304	10,223

Funds From Operations Available to Common Stockholders	$(41,935)	$20,931	$(99,276)	$50,862

Per Common Share — Basic:
Net Income (Loss) Available	$(0.95)	$0.13	$0.40	$0.22

Funds From Operations	$(0.70)	$0.40	$(1.79)	$0.96

Weighted Average Shares—Basic	59,969	52,945	55,318	52,919

Per Common Share — Diluted:
Net Income (Loss) Available	$(0.95)	$0.13	$0.40	$0.22

Funds From Operations	$(0.70)	$0.39	$(1.79)	$0.95

Weighted Average Shares—Diluted	59,969	53,365	55,318	53,532

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders (“Net Income (Loss) Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	September 30,	December 31,
	2009	2008
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $223,692 and $182,050 in 2009 and 2008, respectively	$1,006,735	$853,450
Projects under development	—	172,582
Land held for investment or future development	137,619	115,862
Residential lots under development	62,136	59,197
Multi-family units held for sale	43,818	70,658

Total properties	1,250,308	1,271,749

CASH AND CASH EQUIVALENTS	119,596	82,963
RESTRICTED CASH	4,861	3,636
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $4,012 and $2,764 in 2009 and 2008, respectively	48,123	51,267
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	145,835	200,850
OTHER ASSETS	60,701	83,330

TOTAL ASSETS	$1,629,424	$1,693,795

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$700,700	$942,239
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	77,328	65,026
DEFERRED GAIN	4,508	171,838
DEPOSITS AND DEFERRED INCOME	7,163	6,485

TOTAL LIABILITIES	789,699	1,185,588

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	12,583	3,945

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2009 and 2008	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2009 and 2008	94,775	94,775
Common stock, $1 par value, 150,000,000 shares authorized, 102,539,783 and 54,922,173 shares issued in 2009 and 2008, respectively	102,540	54,922
Additional paid-in capital	656,963	368,829
Treasury stock at cost, 3,570,082 shares in 2009 and 2008	(86,840)	(86,840)
Accumulated other comprehensive loss on derivative instrument	(13,233)	(16,601)
Distributions in excess of net income	(34,713)	(23,189)

TOTAL STOCKHOLDERS’ INVESTMENT	794,319	466,723

Nonredeemable noncontrolling interests	32,823	37,539

TOTAL EQUITY	827,142	504,262

TOTAL LIABILITIES AND EQUITY	$1,629,424	$1,693,795

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	34,491	217,441	17,600	1,839	2,911	6,978	(4,132)	7,596	160,571	(81,313)	(57,088)	22,170

FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING CERTAIN LOSSES ON EXTINGUISHMENT OF DEBT	73,746	74,469	48,365	13,811	16,120	20,931	10,158	61,020	7,554	(64,895)	(41,935)	(99,276)

BASIC WEIGHTED AVERAGE COMMON SHARES	51,847	52,497	53,477	52,883	52,925	52,945	52,982	52,934	52,954	52,952	59,969	55,318
DILUTED WEIGHTED AVERAGE COMMON SHARES	53,660	54,351	54,716	53,421	53,781	53,365	52,982	53,344	52,954	52,952	59,969	55,318

NET INCOME (LOSS) PER COMMON SHARE — BASIC	0.67	4.14	0.33	0.03	0.06	0.13	(0.08)	0.14	3.03	(1.54)	(0.95)	0.40
NET INCOME (LOSS) PER COMMON SHARE — DILUTED	0.64	4.00	0.32	0.03	0.05	0.13	(0.08)	0.14	3.03	(1.54)	(0.95)	0.40

FFO PER COMMON SHARE — BASIC	1.44	1.44	0.92	0.26	0.31	0.40	0.19	1.17	0.14	(1.23)	(0.70)	(1.79)
FFO PER COMMON SHARE — DILUTED	1.37	1.37	0.88	0.26	0.30	0.39	0.19	1.14	0.14	(1.23)	(0.70)	(1.79)

(A) 2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	2,066	9,345

REGULAR COMMON DIVIDENDS:
CASH	74,649	75,495	76,782	18,974	18,992	18,995	12,846	69,807	12,838	4,283	2,617	19,738
COMMON STOCK	—	—	—	—	—	—	—	—	—	8,551	5,227	13,778

SPECIAL COMMON DIVIDEND	—	175,470	—	—	—	—	—	—	—	—	—	—

REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.25	1.36	0.25	0.25	0.15	0.65
SPECIAL COMMON DIVIDEND PER SHARE	—	3.40	—	—	—	—	—	—	—	—	—	—

COMMON STOCK PRICE AT PERIOD END	28.30	35.27	22.10	24.71	23.10	25.23	13.85	13.85	6.44	8.50	8.28	8.28
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	50,665	51,748	51,280	51,292	51,336	51,383	51,352	51,352	51,342	52,293	98,970	98,970

PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	25.75	25.90	22.38	21.14	22.50	18.00	12.24	12.24	13.70	15.01	20.53	20.53
NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	2,993	2,993	2,993	2,993	2,993	2,993

PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.40	25.53	20.59	20.45	21.78	17.00	12.00	12.00	13.16	14.73	19.53	19.53
NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	4,000	4,000	4,000	4,000	3,791	3,791	3,791	3,791	3,791	3,791

COMMON EQUITY MARKET CAPITALIZATION	1,433,820	1,825,152	1,133,288	1,267,425	1,185,862	1,296,393	711,225	711,225	330,642	444,491	819,472	819,472
PREFERRED EQUITY MARKET CAPITALIZATION	204,600	205,720	171,880	166,360	177,120	140,000	82,126	82,126	90,894	100,766	135,485	135,485
(B) ADJUSTED DEBT (1)	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	839,562	839,562

TOTAL MARKET CAPITALIZATION	2,152,980	2,407,388	2,078,650	2,331,990	2,262,122	2,409,917	1,867,304	1,867,304	1,505,587	1,632,050	1,794,518	1,794,518

ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	24%	16%	37%	39%	40%	40%	58%	58%	72%	67%	47%	47%

(B) RECOURSE DEBT (1)	196,824	226,855	205,658	328,106	337,110	392,422	491,603	491,603	502,396	580,939	334,658	334,658
RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	9%	10%	14%	15%	16%	26%	26%	33%	36%	19%	19%

COMMON EQUITY MARKET CAPITALIZATION	1,433,820	1,825,152	1,133,288	1,267,425	1,185,862	1,296,393	711,225	711,225	330,642	444,491	819,472	819,472
PREFERRED EQUITY MARKET CAPITALIZATION	204,600	205,720	171,880	166,360	177,120	140,000	82,126	82,126	90,894	100,766	135,485	135,485
(B) TOTAL DEBT (INCLUDING SHARE OF JV’S) (1)	615,645	487,234	846,355	967,832	967,885	1,040,513	1,139,113	1,139,113	1,147,217	1,148,294	899,201	899,201

TOTAL MARKET CAPITALIZATION	2,254,065	2,518,106	2,151,523	2,401,617	2,330,867	2,476,906	1,932,464	1,932,464	1,568,753	1,693,551	1,854,157	1,854,157

TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	27%	19%	39%	40%	42%	42%	59%	59%	73%	68%	49%	49%

VARIOUS COVENANTS AS DEFINED UNDER THE COMPANY’S CREDIT FACILITY:
LEVERAGE RATIO	39%	29%	45%	49%	48%	48%	51%	51%	54%	52%	41%	41%
COVENANT REQUIREMENT — NO GREATER THAN	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%	60%

FIXED CHARGES RATIO	2.7	2.4	2.5	2.0	2.1	2.3	2.2	2.2	2.1	2.0	1.8	1.8
COVENANT REQUIREMENT — NO LESS THAN	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

CONSOLIDATED ENTITY FFO AND NET INCOME:

(C) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
OFFICE:
191 PEACHTREE	0	1,964	9,349	2,661	2,750	2,857	3,071	11,339	789	1,561	2,432	4,782
221 PEACHTREE CENTER GARAGE	0	0	510	147	189	189	114	639	124	103	157	384
AMERICAN CANCER SOCIETY CENTER	11,376	11,774	11,959	3,555	3,598	3,665	3,729	14,547	3,791	3,151	3,449	10,391
TERMINUS 100	0	0	5,000	4,056	4,161	3,771	4,398	16,386	3,311	4,750	3,478	11,539
ONE GEORGIA CENTER	(1,361)	(219)	(109)	(148)	530	977	1,291	2,650	1,039	1,039	1,100	3,178
THE POINTS AT WATERVIEW	1,872	2,124	2,179	531	504	545	547	2,127	509	515	536	1,560
LAKESHORE PARK PLAZA	722	922	1,794	505	541	515	580	2,141	567	545	540	1,652
MERIDIAN MARK PLAZA	4,487	4,475	4,339	1,109	1,178	1,136	1,081	4,504	958	972	947	2,877
555 NORTH POINT CENTER EAST	1,506	1,771	1,882	488	525	426	550	1,989	501	531	528	1,560
333 NORTH POINT CENTER EAST	1,395	1,183	1,287	310	280	435	424	1,449	417	426	426	1,269
200 NORTH POINT CENTER EAST	363	839	1,490	416	406	299	363	1,484	378	393	423	1,194
100 NORTH POINT CENTER EAST	1,020	1,035	1,320	458	317	392	362	1,529	391	423	361	1,175
600 UNIVERSITY PARK PLACE	1,701	1,107	1,557	425	419	420	415	1,679	394	394	396	1,184
GALLERIA 75	1,036	897	649	132	153	169	137	591	22	67	65	154
COSMOPOLITAN CENTER	0	13	341	125	123	142	69	459	139	129	138	406
8995 WESTSIDE PARKWAY (FORMERLY ATHEROGENICS)	1,241	1,263	1,278	324	328	328	327	1,307	192	(18)	(58)	116
INHIBITEX	666	917	912	229	230	226	225	910	220	226	225	671

SUBTOTAL	26,024	30,065	45,738	15,323	16,232	16,492	17,683	65,730	13,742	15,207	15,143	44,092

RETAIL:
THE AVENUE CARRIAGE CROSSING	743	5,835	6,774	1,487	1,660	1,700	1,867	6,714	1,140	1,255	955	3,350
THE AVENUE WEBB GIN	0	1,653	5,558	1,612	1,495	1,620	1,240	5,967	1,469	1,503	1,307	4,279
SAN JOSE MARKETCENTER	0	3,846	6,450	1,835	1,835	1,876	1,543	7,089	1,693	1,721	1,700	5,114
THE AVENUE FORSYTH	0	0	0	73	546	1,184	724	2,527	1,025	955	821	2,801
TIFFANY SPRINGS MARKETCENTER	0	0	0	0	(3)	492	768	1,257	803	900	919	2,622
PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	16,623	9,068	(45)	34	1	(3)	(2)	30	0	0	0	0

SUBTOTAL	17,366	20,402	18,736	5,041	5,534	6,869	6,140	23,584	6,130	6,334	5,702	18,166

INDUSTRIAL:
KING MILL — BUILDING 3	0	405	1,155	225	225	229	244	923	236	236	283	755
LAKESIDE RANCH — BUILDING 20	0	0	794	240	163	184	181	768	176	190	164	530
JEFFERSON MILL — BUILDING A	0	0	0	0	(29)	(29)	(91)	(149)	(57)	(57)	(47)	(161)

SUBTOTAL	0	405	1,949	465	359	384	334	1,542	355	369	400	1,124

OTHER RENTAL OPERATIONS:
OTHER	1,021	203	82	39	(8)	(49)	(51)	(69)	(31)	26	(15)	(20)

SUBTOTAL	1,021	203	82	39	(8)	(49)	(51)	(69)	(31)	26	(15)	(20)

PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS, RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2	0	0	0	0	0	0	0	0	0	0	0

TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	44,413	51,076	66,505	20,868	22,117	23,696	24,106	90,787	20,196	21,936	21,230	63,362

(D) DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
3100 WINDY HILL RD	2,944	2,676	(1,032)	(233)	(204)	(296)	53	(680)	0	0	0	0
GA 400 LAND LEASES	1,432	1,537	126	0	0	0	0	0	(5)	0	3	(2)
FROST BANK TOWER	5,123	4,548	41	0	33	0	19	52	0	0	0	0
THE AVENUE OF THE PENINSULA	4,446	5,114	65	0	5	3	10	18	0	0	0	0
3301 WINDY RIDGE PARKWAY	1,693	2,750	224	0	(1)	0	0	(1)	0	0	0	0
OTHER	718	41	8	0	0	0	0	0	(2)	0	0	(2)

TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	16,356	16,666	(568)	(233)	(167)	(293)	82	(611)	(7)	0	3	(4)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

			2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

(E	)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY FFO:
		OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	1,367	1,656	1,017	755	25	1,551	59	2,390	582	1,125	171	1,878

		TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	349	1,191
		TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	3,390	6,675	651	0	931	1,695	566	3,192	235	0	4	239

		TOTAL TRACT SALES NET OF COS	18,873	9,156	5,628	3,736	5,672	2,070	918	12,396	331	746	353	1,430

		OTHER INVESTMENT PROPERTY SALES NET OF COST OF SALES — WHOLLY OWNED (1)	0	11,867	8,184	0	415	956	36	1,407	113	0	0	113

		TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	0	11,867	8,184	0	415	956	36	1,407	113	0	0	113

		LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	4,162	2,877	1,124	43	398	279	107	827	236	180	0	416
		LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	10,479	8,217	1,822	121	237	182	255	795	95	210	211	516

		TOTAL LOT SALES NET OF COS	14,641	11,094	2,946	164	635	461	362	1,622	331	390	211	932

		INTEREST — JOINT VENTURES (1)	(152)	(284)	(238)	(101)	(85)	(139)	(145)	(470)	(137)	(126)	(60)	(323)
		OTHER — JOINT VENTURES (1)	(528)	(381)	(1,087)	1,014	258	(235)	(641)	396	(146)	(562)	(306)	(1,014)
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS — JOINT VENTURES (1)	(62)	0	0	(21)	(21)	(21)	0	(63)	(5)	(9)	(5)	(19)
		IMPAIRMENT LOSS — JOINT VENTURES (1)	0	0	0	0	0	0	(347)	(347)	0	(2,619)	(631)	(3,250)

		TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY FFO	34,139	33,108	16,450	5,547	6,899	4,643	242	17,331	1,069	(1,055)	(267)	(253)

(F	)	MULTI-FAMILY FFO:
		MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	1,828	3,731	144	0	0	744	370	1,114	0	0	1,856	1,856
		MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	1

		TOTAL MULTI-FAMILY FFO	9,010	14,074	(41)	650	(227)	1,717	866	3,006	(1)	2	1,856	1,857

		DEVELOPMENT INCOME	3,056	4,585	5,881	1,013	1,219	14,322	1,204	17,758	945	883	891	2,719

		MANAGEMENT FEES	24,058	24,437	24,782	5,791	6,153	6,388	7,072	25,404	6,606	6,437	6,155	19,198

		LEASING & OTHER FEES	8,084	6,443	5,651	754	430	1,026	2,290	4,500	493	852	2,464	3,809

		TERMINATION FEES	545	631	5,193	131	(109)	355	30	407	359	1,097	261	1,717

		INTEREST INCOME & OTHER	1,886	742	1,236	1,229	1,049	636	837	3,751	627	188	414	1,229

		GAIN ON EXTINGUISHMENT OF DEBT	0	0	0	0	0	0	0	0	0	12,498	0	12,498

		GENERAL & ADMINISTRATIVE EXPENSES:
		GENERAL & ADMINISTRATIVE EXPENSES	(40,702)	(42,536)	(40,643)	(10,331)	(9,066)	(9,603)	(8,574)	(37,574)	(9,386)	(9,917)	(9,149)	(28,452)
		SEPARATION EXPENSES	0	0	0	(268)	(48)	(45)	(825)	(1,186)	(344)	(2,026)	(724)	(3,094)
		COMMISSION ON DEVELOPMENT FEE	0	0	0	0	0	(3,372)	(42)	(3,414)	(32)	(31)	(31)	(94)
		REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(15,116)	(16,056)	(17,167)	(3,786)	(3,953)	(4,006)	(4,534)	(16,279)	(4,228)	(4,030)	(3,979)	(12,237)

		TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(55,818)	(58,592)	(57,810)	(14,385)	(13,067)	(17,026)	(13,975)	(58,453)	(13,990)	(16,004)	(13,883)	(43,877)

		INTEREST EXPENSE CONSOLIDATED:
		2007 CREDIT FACILITY — FLOATING @ LIBOR + .75% to 1.25%	0	0	(3,308)	(1,339)	(1,949)	(2,082)	(2,759)	(8,129)	(2,407)	(2,666)	(2,605)	(7,678)
		UNSECURED TERM LOAN — FIXED SWAP RATE OF 5.01% + .70% to 1.20%	0	0	(1,977)	(1,470)	(1,479)	(1,479)	(1,524)	(5,952)	(1,387)	(1,647)	(1,552)	(4,586)
		THE AMERICAN CANCER SOCIETY CENTER - 6.45%	0	0	(3,027)	(2,240)	(2,240)	(2,263)	(2,264)	(9,007)	(2,215)	(2,240)	(2,264)	(6,719)
		333 & 555 NORTH POINT CENTER DEBT - 7%	(2,165)	(2,121)	(2,072)	(510)	(507)	(503)	(500)	(2,020)	(496)	(494)	(490)	(1,480)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(2,021)	(1,991)	(1,959)	(484)	(482)	(480)	(477)	(1,923)	(475)	(473)	(470)	(1,418)
		600 UNIVERSITY PARK DEBT - 7.38%	(1,009)	(995)	(983)	(243)	(242)	(241)	(240)	(966)	(239)	(238)	(237)	(714)
		100 NORTH POINT CENTER EAST DEBT - 5.39%	(932)	(932)	(780)	(169)	(172)	(170)	(170)	(681)	(170)	(170)	(170)	(510)
		200 NORTH POINT CENTER EAST DEBT - 5.39%	(826)	(826)	(736)	(168)	(172)	(170)	(170)	(680)	(170)	(170)	(170)	(510)
		LAKESHORE PARK PLAZA DEBT - 5.89%		0	0	0	0	(230)	(293)	(523)	(285)	(284)	(282)	(851)
		LAKESHORE PARK PLAZA DEBT - 6.78%	(648)	(631)	(612)	(150)	(115)	0	0	(265)	0	0	0	0
		KING MILL DEBT - 9%	(34)	(293)	(469)	(121)	(122)	(125)	(125)	(493)	(82)	0	0	(82)
		JEFFERSON MILL DEBT - 9%	0	(23)	(218)	(65)	(67)	(70)	(70)	(272)	(47)	0	0	(47)
		THE POINTS AT WATERVIEW DEBT - 5.66%	(11)	(1,051)	(1,070)	(259)	(258)	(257)	(255)	(1,029)	(254)	(252)	(251)	(757)
		TERMINUS 100 DEBT - 6.13%	0	0	(2,358)	(2,800)	(2,801)	(2,801)	(2,801)	(11,203)	(2,802)	(2,802)	(2,802)	(8,406)
		SAN JOSE MARKETCENTER DEBT - 5.6%	0	0	(448)	(1,223)	(1,224)	(1,225)	(1,222)	(4,894)	(1,226)	(279)	0	(1,505)
		2005 CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	(8,752)	(8,014)	0	0	0	0	0	0	0	0	0
		2005 TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	(2,598)	(3,265)	0	0	0	0	0	0	0	0	0
		BRIDGE LOAN — FLOATING @ LIBOR + .75%	0	0	(855)	0	0	0	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	(10,197)	(7,447)	(2)	0	0	0	0	0	0	0	0	0
		THE AVENUE EAST COBB DEBT - 8.39%	(3,153)	(1,546)	0	0	0	0	0	0	0	0	0	0
		CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	(3,979)	(2,103)	0	0	0	0	0	0	0	0	0	0
		OTHER	(1,312)	(363)	(6)	(2)	(1)	(4)	(1)	(8)	(1)	(100)	(99)	(200)
		CAPITALIZED	17,193	20,553	23,343	4,968	4,464	3,395	2,067	14,894	1,826	1,255	599	3,680

		TOTAL INTEREST EXPENSE CONSOLIDATED	(9,094)	(11,119)	(8,816)	(6,275)	(7,367)	(8,705)	(10,804)	(33,151)	(10,430)	(10,560)	(10,793)	(31,783)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

	OTHER EXPENSES — CONTINUING OPERATIONS:
	LOSS ON EXTINGUISHMENT OF DEBT (NOT ASSOCIATED WITH PROPERTY SALE)	0	0	(446)	0	0	0	0	0	0	0	0	0
	PROPERTY TAXES & OTHER HOLDING COSTS	(754)	(524)	(579)	(248)	(102)	(307)	(825)	(1,482)	(681)	(1,095)	(1,634)	(3,410)
	NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (MINORITY INTEREST)	(3,037)	(4,130)	(1,656)	(671)	(251)	(766)	(690)	(2,378)	(412)	(698)	(531)	(1,641)
	PREDEVELOPMENT & OTHER	(568)	(2,287)	(2,243)	(1,507)	(447)	(1,668)	(945)	(4,567)	(865)	(3,337)	(89)	(4,291)
	IMPAIRMENT LOSS — CONSOLIDATED	0	0	0	0	0	0	(2,100)	(2,100)	0	(36,500)	(4,012)	(40,512)
	IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	0	0	0	0	0	0	0	0	0	(28,130)	(22,928)	(51,058)

	TOTAL OTHER EXPENSES	(4,359)	(6,941)	(4,924)	(2,426)	(800)	(2,741)	(4,560)	(10,527)	(1,958)	(69,760)	(29,194)	(100,912)

	INCOME TAX (PROVISION)/BENEFIT:
	BENEFIT (PROVISION) FROM CONTINUING OPERATIONS	(7,756)	(4,193)	4,423	3,217	2,176	(916)	4,293	8,770	3,941	31,427	5,459	40,827
	VALUATION ALLOWANCE	0	0	0	0	0	0	0	0	0	(42,720)	(5,513)	(48,233)
(D)	DISCONTINUED OPERATIONS (1)	(126)	(2)	0	0	0	0	0	0	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(7,882)	(4,195)	4,423	3,217	2,176	(916)	4,293	8,770	3,941	(11,293)	(54)	(7,406)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
	CONSOLIDATED	(2,951)	(2,911)	(2,768)	(770)	(961)	(989)	(1,004)	(3,724)	(968)	(938)	(833)	(2,739)
(D)	DISCONTINUED OPERATIONS (1)	0	0	(25)	(7)	(6)	(6)	0	(19)	0	0	0	0
	SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	(5)	(4)	(5)	(6)	(1)	(16)	(5)	(5)	(5)	(15)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,951)	(2,911)	(2,798)	(781)	(972)	(1,001)	(1,005)	(3,759)	(973)	(943)	(838)	(2,754)

(G)	JOINT VENTURE FFO (EXCLUDING 905 JUNIPER, 50 BISCAYNE, TEMCO, CL REALTY, PINE MOUNTAIN BUILDERS, HANDY ROAD & VERDE) (1):
	CP VENTURE TWO LLC	1,722	1,725	1,582	400	364	406	340	1,510	356	363	295	1,014
	CP VENTURE FIVE LLC	0	3,849	2,453	606	571	568	509	2,254	548	518	516	1,582
	TEN PEACHTREE PLACE ASSOCIATES	1,506	1,433	1,226	326	331	350	311	1,318	333	349	369	1,051
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,191	1,208	1,208	302	302	302	302	1,208	302	302	302	906
	CRAWFORD LONG — CPI, LLC	1,865	2,007	2,047	533	526	523	512	2,094	531	554	528	1,613
	AVENUE MURFREESBORO	0	0	108	318	442	519	719	1,998	713	732	791	2,236
	PALISADES WEST LLC	0	(11)	127	27	26	27	347	427	1,172	1,276	1,287	3,735
	TERMINUS 200 LLC	0	0	(193)	5	68	36	6	115	21	17	(20,912)	(20,874)
	OTHER	21,269	11,504	(107)	7	(32)	(89)	(46)	(160)	(72)	(57)	(129)	(258)

	TOTAL SHARE OF JOINT VENTURE FFO	27,553	21,715	8,451	2,524	2,598	2,642	3,000	10,764	3,904	4,054	(16,952)	(8,994)

	PREFERRED STOCK DIVIDENDS	(15,250)	(15,250)	(15,250)	(3,813)	(3,812)	(3,812)	(3,520)	(14,957)	(3,227)	(3,227)	(3,228)	(9,682)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT	73,746	74,469	48,365	13,811	16,120	20,931	10,158	61,020	7,554	(64,895)	(41,935)	(99,276)

	LOSS ON EXTINGUISHMENT OF DEBT	0	(18,207)	0	0	0	0	0	0	0	0	0	0

	FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	73,746	56,262	48,365	13,811	16,120	20,931	10,158	61,020	7,554	(64,895)	(41,935)	(99,276)

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	15,733	3,012	5,535	3,792	5,212	1,387	408	10,799	167,434	801	406	168,641
(E)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES (1)	(15,483)	(14,348)	(13,161)	(3,736)	(5,156)	(1,331)	(388)	(10,611)	(209)	(746)	(349)	(1,304)
	DISCONTINUED OPERATIONS	1,037	86,495	18,095	0	0	0	2,472	2,472	0	146	7	153
	SHARE OF UNCONSOLIDATED JOINT VENTURES	1,935	135,618	1,186	0	0	0	0	0	28	(16)	0	12

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	3,222	210,777	11,655	56	56	56	2,492	2,660	167,253	185	64	167,502

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
	CONSOLIDATED	(23,319)	(27,913)	(37,028)	(10,495)	(11,650)	(12,283)	(14,773)	(49,201)	(12,088)	(14,443)	(13,035)	(39,566)
(D)	DISCONTINUED OPERATIONS (1)	(10,316)	(12,866)	(821)	(167)	(168)	(132)	0	(467)	0	0	0	0
	SHARE OF UNCONSOLIDATED JOINT VENTURES	(8,842)	(8,819)	(4,571)	(1,366)	(1,447)	(1,594)	(2,009)	(6,416)	(2,148)	(2,160)	(2,182)	(6,490)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(42,477)	(49,598)	(42,420)	(12,028)	(13,265)	(14,009)	(16,782)	(56,084)	(14,236)	(16,603)	(15,217)	(46,056)

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	34,491	217,441	17,600	1,839	2,911	6,978	(4,132)	7,596	160,571	(81,313)	(57,088)	22,170

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC (2):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
COUSINS’ SHARE OF CP VENTURE TWO LLC -OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%
OFFICE:
PRESBYTERIAN MEDICAL PLAZA	111	106	116	21	29	26	11	87	18	15	20	53
OTHER	204	157	(1)	0	0	0	0	0	(5)	0	0	(5)

SUBTOTAL OFFICE	315	263	115	21	29	26	11	87	13	15	20	48

COUSINS’ SHARE OF CP VENTURE TWO LLC -RETAIL PORTFOLIO	11.50%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%
RETAIL:
NORTH POINT MARKETCENTER	649	668	613	155	143	152	138	588	140	166	58	364
GREENBRIER MARKETCENTER	517	534	511	133	128	137	134	532	140	131	130	401
LOS ALTOS MARKETCENTER	354	358	345	90	65	91	57	303	63	53	49	165
MANSELL CROSSING II	144	153	72	0	0	0	(6)	(6)	0	0	0	0

SUBTOTAL RETAIL	1,520	1,560	1,469	378	336	380	329	1,423	343	350	237	930

TOTAL REVENUES LESS OPERATING EXPENSES	1,835	1,823	1,584	399	365	406	340	1,510	356	365	257	978
INTEREST EXPENSE	(240)	(231)	0	0	0	0	0	0	0	0	0	0
OTHER, NET	(17)	(20)	(2)	1	(1)	0	0	0	0	(2)	38	36
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,722	1,572	1,582	400	364	406	340	1,510	356	363	295	1,014
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(667)	(670)	(477)	(112)	(111)	(131)	(195)	(549)	(107)	(109)	(106)	(322)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	736	1,224	0	0	0	0	0	12	0		12

NET INCOME (LOSS)	1,055	1,638	2,329	288	253	275	145	961	261	254	189	704

COUSINS’ SHARE OF CP VENTURE FIVE (2):		40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):

THE AVENUE EAST COBB	0	1,382	723	175	182	184	169	710	176	168	176	520
THE AVENUE PEACHTREE CITY	0	843	491	122	116	112	108	458	117	110	109	336
THE AVENUE WEST COBB	0	1,132	685	167	142	152	125	586	133	123	109	365
THE AVENUE VIERA	0	947	620	164	155	153	153	625	155	148	148	451
VIERA MARKETCENTER	0	198	208	55	50	52	40	197	52	54	52	158

TOTAL REVENUES LESS OPERATING EXPENSES	0	4,502	2,727	683	645	653	595	2,576	633	603	594	1,830
INTEREST EXPENSE	0	(634)	(350)	(87)	(86)	(86)	(86)	(345)	(85)	(85)	(85)	(255)
OTHER, NET	0	(19)	76	10	12	1	0	23	0	0	6	6

FUNDS FROM OPERATIONS	0	3,849	2,453	606	571	568	509	2,254	548	518	516	1,582
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(2,018)	(1,205)	(261)	(269)	(359)	(314)	(1,203)	(271)	(207)	(238)	(716)

NET INCOME (LOSS)	0	1,831	1,248	345	302	209	195	1,051	277	311	278	866

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,326	2,239	2,020	516	521	539	523	2,099	526	541	561	1,628
INTEREST EXPENSE	(820)	(806)	(794)	(190)	(190)	(189)	(212)	(781)	(193)	(192)	(191)	(576)

FUNDS FROM OPERATIONS	1,506	1,433	1,226	326	331	350	311	1,318	333	349	369	1,051
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,128)	(1,060)	(1,052)	(267)	(267)	(267)	(243)	(1,044)	(260)	(261)	(260)	(781)

NET INCOME	378	373	174	59	64	83	68	274	73	88	109	270

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	1,191	1,208	1,208	302	302	302	302	1,208	302	302	302	906
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,191	1,208	1,208	302	302	302	302	1,208	302	302	302	906
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(33)	(32)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(8)	(24)

NET INCOME	1,158	1,176	1,176	294	294	294	294	1,176	294	294	294	882

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,467	3,586	3,601	918	909	904	892	3,623	909	930	902	2,741
OTHER, NET	0	0	0	0	0	0	0	0	0	0	1	1

INTEREST EXPENSE	(1,602)	(1,579)	(1,554)	(385)	(383)	(381)	(380)	(1,529)	(378)	(376)	(374)	(1,128)

FUNDS FROM OPERATIONS	1,865	2,007	2,047	533	526	523	512	2,094	531	554	528	1,613
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,447)	(1,468)	(1,352)	(321)	(321)	(321)	(324)	(1,287)	(312)	(307)	(303)	(922)

NET INCOME	418	539	695	212	205	202	188	807	219	247	226	692

COUSINS’ SHARE OF AVENUE MURFREESBORO (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	554	680	753	844	1,136	3,413	937	948	1,011	2,896
OTHER, NET	0	0	0	0	0	27	0	27	0	0	0	0
INTEREST EXPENSE	0	0	(442)	(362)	(311)	(352)	(417)	(1,442)	(224)	(216)	(220)	(660)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(4)	(4)	(5)	(6)	(1)	(16)	(5)	(5)	(5)	(15)

FUNDS FROM OPERATIONS	0	0	108	314	437	513	718	1,982	708	727	786	2,221
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(310)	(351)	(425)	(462)	(708)	(1,946)	(618)	(638)	(637)	(1,893)

NET INCOME	0	0	(202)	(37)	12	51	10	36	90	89	149	328

COUSINS’ SHARE OF PALISADES WEST LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	(11)	127	27	26	27	347	427	1,172	1,276	1,287	3,735
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	(11)	127	27	26	27	347	427	1,172	1,276	1,287	3,735
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	(170)	(170)	(532)	(586)	(610)	(1,728)

NET INCOME	0	(11)	127	27	26	27	177	257	640	690	677	2,007

COUSINS’ SHARE OF TERMINUS 200 (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	0	5	68	36	6	115	21	17	20	58
OTHER, NET	0	0	(193)	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	0	0	0	0	0	(20,932)	(20,932)

FUNDS FROM OPERATIONS	0	0	(193)	5	68	36	6	115	21	17	(20,912)	(20,874)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(30)	(30)	(30)	(31)	(121)	(30)	(30)	(20)	(80)

NET INCOME	0	0	(193)	(25)	38	6	(25)	(6)	(9)	(13)	(20,932)	(20,954)

COUSINS’ SHARE OF 905 JUNIPER, LLC (2):	72%

MULTI-FAMILY SALES, NET OF COS	514	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	514	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	514	0	0	0	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC (2):	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	6,515	10,172	(3,327)	199	195	1,263	487	2,144	0	0	0	0
OTHER, NET	153	171	3,142	451	(422)	(290)	9	(252)	(1)	2	0	1

FUNDS FROM OPERATIONS	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	1
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	1

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	15,874	11,344	(65)	(10)	(21)	(30)	(25)	(86)	(18)	(4)	(19)	(41)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(28)	(28)	(28)	(84)
OTHER, NET	5,411	172	(42)	17	(11)	(59)	(21)	(74)	(26)	(25)	(82)	(133)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(16)	(12)	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,269	11,504	(107)	7	(32)	(89)	(46)	(160)	(72)	(57)	(129)	(258)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,014)	(2,991)	(19)	(5)	(5)	(5)	(4)	(19)	(5)	(5)	(5)	(15)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	1,935	134,882	(41)	0	0	0	0	0	16	(16)	0	0

NET INCOME	18,190	143,395	(167)	2	(37)	(94)	(50)	(179)	(61)	(78)	(135)	(274)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	4,092	7,523	697	14	32	992	(1)	1,037	0	0	4	4
INTEREST EXPENSE	(152)	(146)	(139)	(34)	(33)	(33)	(32)	(132)	(32)	(32)	(28)	(92)
OTHER, NET	105	125	(274)	(89)	276	(128)	(293)	(234)	(168)	(212)	(73)	(453)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(21)	(21)	(21)	0	(63)	(5)	(9)	(5)	(19)
IMPAIRMENT LOSS	0	0	0	0	0	0	(22)	(22)	0	0	(631)	(631)

FUNDS FROM OPERATIONS	4,045	7,502	284	(130)	254	810	(348)	586	(205)	(253)	(734)	(1,192)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(114)	(114)	(123)	(11)	(11)	(11)	(12)	(45)	(5)	(9)	5	(9)

NET INCOME	3,931	7,388	161	(141)	243	799	(360)	541	(210)	(262)	(728)	(1,200)

COUSINS’ SHARE OF CL REALTY, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	9,052	6,629	1,736	101	1,093	885	716	2,795	335	178	228	741
INTEREST EXPENSE	0	0	(99)	(44)	(40)	(88)	(74)	(246)	(82)	(71)	(31)	(184)
OTHER, NET	(150)	(137)	(638)	1,110	(12)	(100)	(340)	658	29	(343)	(233)	(547)
IMPAIRMENT LOSS	0	0	0	0	0	0	(325)	(325)	0	(2,619)	0	(2,619)

FUNDS FROM OPERATIONS	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282	(2,855)	(37)	(2,610)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282	(2,855)	(37)	(2,610)

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	725	739	41	6	43	0	106	155	(5)	32	(17)	10
OTHER, NET	0	0	0	0	0	0	(1)	(1)	0	0	0	0

FUNDS FROM OPERATIONS	725	739	41	6	43	0	105	154	(5)	32	(17)	10
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	725	739	41	6	43	0	105	154	(5)	32	(17)	10

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	(138)	0	(23)	(12)	(18)	(39)	(92)	(23)	(23)	0	(46)
OTHER, NET	0	(155)	(175)	(7)	(6)	(7)	(7)	(27)	(7)	(7)	0	(14)

FUNDS FROM OPERATIONS	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)	(30)	0	(60)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)	(30)	0	(60)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):	4.94%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	(483)	(214)	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(62)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(545)	(214)	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(439)	(467)	0	0	0	0	0	0	0	0	0	0

NET INCOME (LOSS)	(984)	(681)	0	0	0	0	0	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS-SUPPLEMENTAL DETAIL
     FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
9/30/2009
($ in thousands)

							Company’s		Company’s		Actual or
	Company	Total	Leased GLA (%)			Company’s	Share of		Share of		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Cost Incurred		Remaining		for Completion and
Project	GLA	GLA	(fully executed)	Ownership %	Total Cost	Total Cost	at 9/30/09		Costs		Fully Operational
OFFICE

Terminus 200 (Atlanta, GA)	565,000	565,000	9%	50%	$177,300	$88,650	$54,989	(2)	$17,993	(2)	const. - 3Q-09 fully operational 3Q-10

Palisades West Building 2 (Austin, TX)	157,000	157,000	24%	50%	38,500	19,250	11,505		7,745		const. - 4Q-08 fully operational 4Q-09

TOTAL OFFICE	722,000	722,000			215,800	107,900	66,494		25,738

TOTAL PORTFOLIO	722,000	722,000			$215,800	$107,900	$66,494	(3)	$25,738

(1)	This schedule includes all projects under construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Single-family residential projects where additional development costs may be incurred are included on a separate schedule in this package. Amounts included in the total cost columns represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are also estimates and are subject to change as the projects proceed through the development process.

(2)	The Company recorded an impairment charge of $38.9 million on its investment in the Terminus 200 venture in the third quarter of 2009 that included all amounts invested to date plus an accrual for the funding of the Company’s guarantee of the venture’s construction loan and related commitments. The Company’s share of remaining costs in this table represents the amount the Company would be required to fund under its loan guarantee and related commitments. If the venture continues with the lease up of the project, the Company will be required to fund any amounts in excess of those funded by the loan but the total is currently estimated to be no greater than the amount of the guarantee and related commitments.

(3)	The projects under construction at September 30, 2009 are unconsolidated joint ventures and therefore not included in the Projects Under Development line on the Condensed Consolidated Balance Sheet as of September 30, 2009.

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2009

					Percent Leased
				Company’s	(Fully Executed)			Economic Occupancy (a)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter		Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	6/30/2009	9/30/2009		6/30/2009	9/30/2009
I. OFFICE OPERATING PROPERTIES
191 Peachtree Tower	Atlanta	Georgia	1,219,000	100.00%	71%	70%		64%	68%
Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%		100%	100%
The American Cancer Society Center	Atlanta	Georgia	993,000	100.00%	97%	83	% (b)	97%	83%
Terminus 100	Atlanta	Georgia	656,000	100.00%	94%	94%		94%	93%
One Georgia Center (c)	Atlanta	Georgia	375,000	88.50%	99%	99%		99%	99%
Emory University Hospital Midtown Medical Office Tower	Atlanta	Georgia	358,000	50.00%	97%	97%		97%	97%
Ten Peachtree Place	Atlanta	Georgia	260,000	50.00%	92%	92%		92%	92%
Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%		100%	100%
The Points at Waterview	Dallas	Texas	203,000	100.00%	97%	97%		97%	96%
Lakeshore Park Plaza (d)	Birmingham	Alabama	196,000	100.00%	97%	97%		97%	97%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	92%	92%		92%	92%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	98%	98%		98%	98%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%		100%	100%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%		100%	100%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	94%	91%		94%	91%
600 University Park Place (d)	Birmingham	Alabama	123,000	100.00%	100%	100%		100%	100%
Galleria 75	Atlanta	Georgia	114,000	100.00%	54%	56%		48%	54%
Cosmopolitan Center	Atlanta	Georgia	84,000	100.00%	90%	90%		90%	90%
Presbyterian Medical Plaza	Charlotte	North Carolina	69,000	11.50%	81%	78%		81%	78%
8995 Westside Parkway (formerly known as AtheroGenics)	Atlanta	Georgia	51,000	100.00%	23%	23%		23%	23%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%		100%	100%

Total Office Operating Portfolio			6,733,000			87%			86%

OFFICE DEVELOPMENT PROPERTIES (e)
Terminus 200 (c)	Atlanta	Georgia	565,000	50.00%	9%	9%		0%	9%
Palisades West Building 2	Austin	Texas	157,000	50.00%	24%	24%		24%	24%

Total Office Development Properties			722,000

TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,455,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2009

					Percent Leased
				Company’s	(Fully Executed)			Economic Occupancy (a)
	Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter		Prior Quarter	Current Quarter
Property Description	Area	State	Square Feet	Interest	6/30/2009	9/30/2009		6/30/2009	9/30/2009
II. RETAIL OPERATING PROPERTIES
The Avenue Murfreesboro	Nashville	Tennessee	751,000	50.00%	84%	83%		75%	81%
The Avenue Carriage Crossing (d)	Memphis	Tennessee	511,000	100.00%	88%	91%		80%	82%
The Avenue Forsyth (c)	Atlanta	Georgia	472,000	88.50%	62%	67%		60%	60%
North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	90%	81%		82%	79%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	98%	100%		97%	98%
The Avenue Webb Gin	Atlanta	Georgia	351,000	100.00%	83%	84%		80%	82%
The Avenue Viera	Viera	Florida	332,000	11.50%	94%	94%		92%	92%
The Avenue West Cobb	Atlanta	Georgia	257,000	11.50%	82%	85%		82%	85%
Tiffany Springs MarketCenter (c)	Kansas City	Missouri	249,000	88.50%	75%	75%		73%	75%
The Avenue East Cobb	Atlanta	Georgia	231,000	11.50%	93%	97%		93%	93%
San Jose MarketCenter	San Jose	California	214,000	100.00%	96%	97%		96%	96%
The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	94%	94%		94%	94%
Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	95%		95%	95%
Los Altos MarketCenter	Long Beach	California	157,000	10.32%	75%	75%		59%	75%

TOTAL RETAIL OPERATING PROPERTIES			4,663,000			83	% (f)		79%

III. INDUSTRIAL OPERATING PROPERTIES
King Mill Distribution Park — Building 3	Atlanta	Georgia	796,000	75.00%	65%	65%		52%	65%
Lakeside Ranch Business Park — Building 20 (d)	Dallas	Texas	749,000	100.00%	48%	48%		48%	48%
Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	0%	0%		0%	0%

TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			44%			44%

TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			14,122,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2009

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,455,000	6,040,000	60%	87%
Retail	4,663,000	2,321,000	23%	83%
Industrial	2,004,000	1,690,000	17%	44%

TOTAL	14,122,000	10,051,000	100%

SUMMARY BY STATE
Georgia	8,576,000	6,620,000	66%	77%
Texas	1,325,000	1,139,000	11%	62%
Tennessee	1,262,000	887,000	9%	88%
North Carolina	1,134,000	540,000	5%	100%
Alabama	319,000	319,000	3%	98%
California	371,000	230,000	2%	95%
Missouri	249,000	220,000	2%	75%
Florida	510,000	58,000	1%	94%
Virginia	376,000	39,000	1%	100%

	14,122,000	10,052,000	100%

(a)	Economic Occupancy represents the percentage of a property’s square footage that is leased and occupied by tenants. It excludes leases that are executed but whose term has not commenced because the tenants have not taken occupancy of the space.

(b)	AT&T’s lease consisting of approximately 139,000 square feet expired on September 30, 2009.

(c)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(d)	These properties are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(e)	These properties are under construction and/or in lease up.

(f)	Tiffany Springs MarketCenter was considered a Development Project as of June 30, 2009 and was not included in this percentage as of that date or in any prior periods.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Third Quarter 2009 vs			Nine Months 2009 vs
	Second Quarter 2009			Nine Months 2008
	Office	Retail	Total	Office	Retail	Total
Rental Property Revenues (1) less Operating Expenses	-0.3%	-5.6%	-2.2%	-0.2%	-12.3%	-5.6%

Cash Basis Rental Property Revenues (2) less Operating Expenses	-0.9%	-5.4%	-2.5%	-1.4%	-12.0%	-6.2%

Note:	The following properties are included in the same property portfolio:
Office

Gateway Village	333 Northpoint Center East
The American Cancer Society Center	200 Northpoint Center East
One Georgia Center	100 Northpoint Center East
Emory University Hospital Midtown Medical Office Tower	600 University Park Place
Ten Peachtree Place	Galleria 75
The Points at Waterview	Cosmopolitan Center
Lakeshore Park Plaza	Presbyterian Medical Plaza
Meridian Mark Plaza	8995 Westside Parkway (formerly known as AtheroGenics)
555 Northpoint Center East	Inhibitex
Terminus 100 (3Q to 2Q only)	191 Peachtree Tower (3Q to 2Q only)
Palisades West Building 1 (3Q to 2Q only)

Retail

The Avenue Carriage Crossing	The Avenue Peachtree City
North Point MarketCenter	Viera MarketCenter
Greenbrier MarketCenter	Los Altos MarketCenter
The Avenue Viera	San Jose MarketCenter
The Avenue West Cobb	The Avenue Webb Gin
The Avenue East Cobb	The Avenue Murfreesboro (3Q to 2Q only)

(1)	Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents and amortization of above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2009
OFFICE
As of September 30, 2009, the Company’s office portfolio included 21 commercial office buildings, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately eight years as of September 30, 2009. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2018 &
	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	87,446	220,782	505,088	205,715	469,215	282,507	296,613	718,726	478,514	1,673,107	4,937,713
% of Leased Space	2%	4%	10%	4%	9%	6%	6%	15%	10%	34%	100%
Annual Contractual Rent (000’s) (2)	$1,338	$3,496	$6,914	$3,488	$8,923	$5,805	$5,632	$13,254	$11,217	$37,878	$97,945
Annual Contractual Rent/Sq. Ft. (2)	$15.30	$15.83	$13.69	$16.96	$19.02	$20.55	$18.99	$18.44	$23.44	$22.64	$19.84

Wholly Owned:
Square Feet Expiring (1)	74,196	213,139	494,773	159,452	323,028	255,546	277,581	181,119	395,415	1,293,753	3,668,002 (3)
% of Leased Space	2%	6%	13%	4%	9%	7%	8%	5%	11%	35%	100%
Annual Contractual Rent (000’s) (2)	$1,211	$3,357	$6,780	$2,585	$6,232	$5,169	$5,346	$3,288	$9,178	$31,120	$74,266
Annual Contractual Rent/Sq. Ft. (2)	$16.32	$15.75	$13.70	$16.21	$19.29	$20.23	$19.26	$18.16	$23.21	$24.05	$20.25

Joint Venture:
Square Feet Expiring (1)	14,972	11,416	22,592	120,790	278,700	52,440	24,941	1,071,594	165,089	531,241	2,293,775 (4)
% of Leased Space	1%	1%	1%	5%	12%	2%	1%	47%	7%	23%	100%
Annual Contractual Rent (000’s) (2)	$144	$212	$323	$2,430	$5,185	$1,260	$398	$19,869	$4,078	$10,889	$44,788
Annual Contractual Rent/Sq. Ft. (2)	$9.59	$18.55	$14.31	$20.12	$18.60	$24.02	$15.95	$18.54	$24.70	$20.50	$19.53

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of September 30, 2009 out of approximately 4,390,000 total rentable square feet.

(4)	Rentable square feet leased as of September 30, 2009 out of approximately 2,343,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2009
RETAIL
As of September 30, 2009, the Company’s retail portfolio included 14 retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of September 30, 2009. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2018 &
	2009	2010	2011	2012	2013	2014	2015	2016	2017	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	36,942	59,628	86,890	73,661	45,103	46,271	99,044	338,307	188,615	958,422	1,932,883
% of Leased Space	2%	3%	4%	4%	2%	2%	5%	18%	10%	50%	100%
Annual Contractual Rent (000’s) (2)	$320	$799	$2,312	$1,706	$1,206	$1,111	$2,474	$14,091	$5,518	$18,291	$47,828
Annual Contractual Rent/Sq. Ft. (2)	$8.65	$13.39	$26.61	$23.16	$26.75	$24.00	$24.98	$41.65	$29.25	$19.09	$24.74

Wholly Owned:
Square Feet Expiring (1)	13,301	8,290	62,953	37,993	15,422	9,316	52,767	313,459	142,754	310,336	966,591 (3)
% of Leased Space	1%	1%	7%	4%	2%	1%	5%	32%	15%	32%	100%
Annual Contractual Rent (000’s) (2)	$158	$169	$1,913	$974	$403	$258	$1,541	$13,560	$4,550	$4,701	$28,227
Annual Contractual Rent/Sq. Ft. (2)	$11.85	$20.38	$30.39	$25.65	$26.10	$27.64	$29.20	$43.26	$31.87	$15.15	$29.20

Joint Venture:
Square Feet Expiring (1)	93,503	202,510	225,706	306,393	154,673	198,032	287,248	195,056	235,155	1,139,721	3,037,997 (4)
% of Leased Space	3%	7%	7%	10%	5%	7%	9%	6%	8%	38%	100%
Annual Contractual Rent (000’s) (2)	$960	$3,475	$3,677	$6,071	$3,994	$4,325	$5,642	$4,029	$4,943	$21,437	$58,553
Annual Contractual Rent/Sq. Ft. (2)	$10.26	$17.16	$16.29	$19.81	$25.82	$21.84	$19.64	$20.65	$21.02	$18.81	$19.27

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of September 30, 2009 out of approximately 1,076,000 total gross leasable area.

(4)	Gross leasable area leased as of September 30, 2009 out of approximately 3,587,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2009
INDUSTRIAL
As of September 30, 2009, the Company’s operating industrial portfolio consisted of King Mill Distribution Park — Building 3, Lakeside Ranch Business Park — Building 20 and Jefferson Mill Business Park — Building A. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

	2012	Total
Company’s % share of Joint Venture Properties:
Square Feet Expiring	746,671	746,671
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$2,266	$2,266
Annual Contractual Rent/Sq. Ft. (1)	$3.04	$3.04

Joint Venture:
Square Feet Expiring	877,021	877,021 (2)
% of Leased Space	100%	100%
Annual Contractual Rent (000’s) (1)	$2,639	$2,639
Annual Contractual Rent/Sq. Ft. (1)	$3.01	$3.01

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of September 30, 2009 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET OF TOTAL PORTFOLIO
As of September 30, 2009

			Percentage of Total Portfolio at
	Tenant (1)	Product Type	the Company’s Share (2)	Average Remaining Lease Term (Years)
1.	Bank of America (3)	Office	5.5%	7.3
2.	Snapper	Industrial	4.0%	2.8
3.	HD Supply	Industrial	3.7%	2.7
4.	Deloitte & Touche	Office	3.2%	14.7
5.	American Cancer Society	Office	2.8%	12.8
6.	Georgia Department of Transportation	Office	2.7%	9.8
7.	Internap Network Services	Office	1.2%	10.6
8.	AGL Services Company	Office	1.2%	3.5
9.	MedAssets Net Revenue Systems, LLC	Office	1.1%	5.5
10.	Dimensional Fund Advisors	Office	1.1%	14.0
11.	Bombardier Aerospace Corporation	Office	1.0%	3.4
12.	US South Communications	Office	1.0%	1.6
13.	Georgia Lottery Corporation	Office	1.0%	13.8
14.	Barnes & Noble	Retail	1.0%	7.2
15.	Turner Broadcasting System, Inc.	Office	0.9%	1.7
16.	CB Richard Ellis	Office	0.9%	9.8
17.	Emory University	Office	0.8%	7.2
18.	Citigroup	Office	0.7%	9.0
19.	The Gap Inc.	Retail	0.7%	2.3
20.	Premiere Global Services, Inc.	Office	0.7%	8.9
21.	Limited Brands	Retail	0.7%	7.6
22.	KIDS II, Inc.	Office	0.7%	6.3
23.	Best Buy	Retail	0.6%	5.2
24.	Northside Hospital	Office	0.6%	5.1
25.	PetsMart	Retail	0.6%	7.6

	Total leased square feet of Top 25 Largest Tenants		38.4%	7.4

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of all office, retail and industrial properties, whether operating, under development or in the lease-up stage.

(3)	The Company’s economic exposure for this tenant is limited through a joint venture arrangement to a fixed return of approximately $1.2 million per year.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of September 30, 2009

		Company’s	Developable			Cost
		Ownership	Land Area		Year	Basis
Description and Location	Zoned Use	Interest	(Acres)		Acquired	($000) (1)
CONSOLIDATED

Round Rock Land
Austin, TX	Retail and Commercial	100%	60		2005	$17,115

King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%	130	(2)	2005	17,074

Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%	172	(2)	2006	13,753

Terminus
Atlanta, GA	Mixed Use	100%	4		2005	13,214

Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	94% (3)	15		2007	10,438

615 Peachtree Street
Atlanta, GA	Mixed Use	100%	2		1996	12,492

Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	100% (4)	48		2006	9,818

Blalock Lakes
Suburban Atlanta, GA	Residential	100%	1,205		2008	9,650

Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187		2004	5,361

549 / 555 / 557 Peachtree Street
Atlanta, GA	Mixed Use	100%	1		2004	8,794

Research Park V
Austin, TX	Commercial	100%	6		1998	4,910

Lancaster
Dallas, TX	Industrial	100% (4)	47		2007	4,844

North Point
Suburban Atlanta, GA	Mixed Use	100%	28		1970-1985	2,472

Land Adjacent to The Avenue Carriage Crossing
Suburban Memphis, TN	Retail	100%	2		2004	1,969

Wildwood Office Park
Suburban Atlanta, GA	Mixed Use	100%	23		1971-1989	995

Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Retail	100%	2		2005	946
Glenmore Garden Villas
Suburban Charlotte, NC	Multi-Family (6)	50%	16		2007	3,774

TOTAL CONSOLIDATED LAND HELD						$137,619

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of September 30, 2009

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000) (1)
JOINT VENTURES

TEMCO ASSOCIATES, LLC TRACTS:

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	5,518	2005	$13,158

Happy Valley
Suburban Atlanta, GA	Residential	50%	228	2003	1,649

Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%	95	2002-2005	—	(5)

CL REALTY, L.L.C. TRACTS:

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,545

Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%	363	2002	—	(5)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%	138	2002	—	(5)

Waterford Park
Rosenberg, TX	Commercial	50%	37	2005	—	(5)

Village Park
McKinney, TX	Residential	50%	2	2003-2005	—	(5)

OTHER JOINT VENTURES:

Land Adjacent to The Avenue Murfreesboro
Suburban Nashville, TN	Retail	50%	8	2006	5,028

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	36	1971-1989	21,231

Total Acres			9,387

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	A third party has the option to purchase certain tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances, and is obligated to purchase certain other tracts aggregating approximately 89 acres on or before December 31, 2009.

(3)	Ownership percentage reflects blended ownership. A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(4)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(5)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

(6)	This project contains two completed townhomes, four partially completed townhomes and 12 ready to build pads, as well as land available for an additional 53 townhome units. The Company consolidated the Glenmore Gardens Villa entity in September 2009 and recorded the full balance of land at fair market value.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of September 30, 2009

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)
Cousins Real Estate Corporation (Consolidated)

The Lakes at Cedar Grove	2001	14	906	73	—	—	702	204	$5,090
Fulton County
Suburban Atlanta, GA
Callaway Gardens (50% owned)(4)	2006	10	559	124	—	3	15	544	15,649
Harris County
Pine Mountain, GA
Blalock Lakes	2006	14	142	87	—	—	16	126	37,591
Coweta County
Suburban Atlanta, GA
Longleaf at Callaway (5)	2002	9	138	13	1	1	125	13	378
Harris County
Pine Mountain, GA
River’s Call	1999	12	107	13	—	—	94	13	569
East Cobb County
Suburban Atlanta, GA
Tillman Hall	2008	4	29	25	—	4	4	25	2,859
Gwinnett County
Suburban Atlanta, GA

Total consolidated			1,881	335	1	8	956	925	62,136

Temco Associates, LLC (50% owned) (6)

Bentwater	1998	12	1,676	5	—	—	1,671	5	16
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	21	1,385	258	—	—	288	1,097	23,493
Paulding County
Suburban Atlanta, GA
Seven Hills	2003	12	1,077	303	—	—	634	443	16,537
Paulding County
Suburban Atlanta, GA
Harris Place	2004	8	27	9	—	—	18	9	649
Paulding County
Suburban Atlanta, GA

Total Temco			4,165	575	—	—	2,611	1,554	40,695

CL Realty, L.L.C. (50% owned) (6)

Long Meadow Farms (37.5% owned)	2003	12	2,106	152	2	3	606	1,500	17,146
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	21	2,568	187	—	—	796	1,772	22,981
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	20	1,199	138	—	—	176	1,023	8,252
Tarrant County
Fort Worth, TX
Summer Lakes	2003	15	1,123	177	—	—	325	798	7,242
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of September 30, 2009

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)
CL Realty, L.L.C., continued

Southern Trails (80% owned)	2005	11	1,027	135	7	44	364	663	$20,021
Brazoria County
Pearland, TX
Village Park	2003	12	560	17	—	—	339	221	7,039
Collin County
McKinney, TX
Waterford Park	2005	7	493	—	—	—	—	493	8,383
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	9	381	40	20	44	212	169	7,155
Bexar County
San Antonio, TX
Manatee River Plantation	2003	10	457	109	—	—	348	109	2,604
Manatee County
Tampa, FL
Stillwater Canyon	2003	11	335	6	—	—	225	110	2,324
Dallas County
DeSoto, TX
Creekside Oaks	2003	10	301	176	—	—	125	176	4,429
Manatee County
Bradenton, FL
Blue Valley (25% owned)(7)	2005	7	197	3	—	—	25	172	22,960
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North	2005	10	189	8	—	4	71	118	2,318
Collin County
McKinney, TX
Bridle Path Estates	2004	10	87	—	—	—	—	87	3,199
Hillsborough County
Tampa, FL
West Park	2005	8	84	—	—	—	21	63	5,290
Cobb County
Suburban Atlanta, GA

Total CL Realty			11,107	1,148	29	95	3,633	7,474	141,343

Total			17,153	2,058	30	103	7,200	9,953	$244,174

Company Share of Total			8,134	1,030	9	38	3,746	4,388	$124,635

Company Weighted Average Ownership			47%	50%	30%	37%	52%	44%	51%

(1)	This estimate represents the total projected development capacity for a development on owned land. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held schedule.

(3)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	Longleaf at Callaway lots are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of September 30, 2009, 125 houses have been sold by this venture.

(6)	The Company owns 50% of Temco Associates, LLC and CL Realty, L.L.C. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for a description of these entities.

(7)	This project carries a loan balance of $22,960,000. Prior to the 9/30/09 maturity of this loan, the lender, Georgian Bank, was closed and reopened as First Citizens Bank. At this time, the loan has not been repaid or extended and, as such, the loan is in default. It is anticipated that the property will be returned to the bank

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE
As of September 30, 2009

	Total	Units Sold	Units Sold	Total	Remaining	Cost
	Units	in Current	Year to	Units	Units to be	Basis
	Developed	Quarter	Date	Sold	Sold	($000)
10 Terminus Place (1)	137	5	7	20	117	$34,589
Atlanta, GA

60 North Market (2)
Asheville, NC	28	1	1	1	27	8,902

The Brownstones at Habersham (3)	14	14	14	14	—	327
Atlanta, GA

TOTAL CONSOLIDATED MULTI-FAMILY UNITS	179	20	22	35	144	$43,818

(1)	The total units sold number does not include four units that closed but do not qualify as a sale pursuant to accounting rules.

(2)	The Company had a mezzanine loan on 28 completed multi-family units and 9,224 square feet of for-sale retail space in downtown Asheville, North Carolina. The owner defaulted on the loan and the Company acquired the property in settlement of the loan in the third quarter of 2009. Units sold to-date are from that date forward, not from commencement of the project.

(3)	The Company’s basis also includes five undeveloped lots held for sale at this townhome development.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
AS OF SEPTEMBER 30, 2009
($ in thousands)

						Rate		Company’s		Company’s	Total	Weighted
	Total		Ownership	Maturity		End of		Share		Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt		Percentage	Date		Quarter		Recourse		Non-Recourse (1)	Share	to Maturity
CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.75%-1.25%)	$150,000		100%	8/29/2011	(2)	3.94	% (3)	$150,000		$—	$150,000
UNSECURED TERM LOAN	100,000		100%	8/29/2012		6.06	% (4)	100,000			100,000
TERMINUS 100 (INTEREST ONLY)	180,000		100%	10/1/2012		6.13%		5,000		175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (5)	136,000		100%	9/1/2017		6.45%				136,000	136,000
333/555 NORTH POINT CENTER EAST	27,496		100%	11/1/2011		7.00%		27,496			27,496
100/200 NORTH POINT CENTER EAST (INTEREST ONLY UNTIL 7/1/2010)	25,000		100%	6/1/2012		5.39%				25,000	25,000
MERIDIAN MARK PLAZA	22,402		100%	9/1/2010		8.27%				22,402	22,402
LAKESHORE PARK PLAZA	17,989		100%	8/1/2012		5.89%				17,989	17,989
THE POINTS AT WATERVIEW	17,128		100%	1/1/2016		5.66%				17,128	17,128
600 UNIVERSITY PARK	12,594		100%	8/10/2011		7.38%				12,594	12,594
HANDY ROAD ASSOCIATES (PRIME + 0.5%)	3,244		100%	3/31/2010		3.75%				3,244	3,244
GLENMORE GARDEN VILLAS (LIBOR + 2.25%) ($13.5MM CONSTRUCTION LOANS)	8,674		50%	10/3/2010		2.50%		8,674	(6)		8,674
VARIOUS	173		100%	VARIOUS		VARIOUS		18		155	173

TOTAL CONSOLIDATED	700,700					5.78%		291,188		409,512	700,700	3.7

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	112,417		50%	7/20/2010	(2)	1.40%		26,220		29,989	56,209
TERMINUS 200 LLC (LIBOR + 1.65%) ($138MM CONSTRUCTION LOAN)	70,254		50%	6/6/2011	(2)	1.90%		17,250		17,877	35,127
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	49,953		50%	6/1/2013		5.90%				24,977	24,977
THE AVENUE EAST COBB	35,804		11.5%	8/1/2010		8.39%				4,117	4,117
TEN PEACHTREE PLACE	27,476		50%	4/1/2015		5.39%				13,738	13,738
PINE MOUNTAIN BUILDERS (PRIME)	2,545		50%	3/27/2010		3.25%				1,273	1,273
TEMCO:
BENTWATER LINKS	3,139		50%	5/23/2012		6.75%				1,570	1,570
CL REALTY:
SUMMER LAKES (PRIME + 1.5%)	1,393		50%	8/22/2010		4.75%				697	697
WATERFORD PARK (PRIME + 1.5%)	1,241		50%	5/8/2010		4.75%				621	621
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	1,066		50%	3/28/2011		2.50%				533	533

TOTAL UNCONSOLIDATED	305,288					3.02%		43,470		95,392	138,862	2.0

TOTAL ADJUSTED DEBT	$1,005,988					5.30%		$334,658		$504,904	$839,562	3.4

INVESTMENT ENTITY DEBT (7)
CHARLOTTE GATEWAY VILLAGE	$113,240		50%	12/1/2016		6.41%				$56,620	$56,620
CL REALTY:
BLUE VALLEY (PRIME)	22,960	(8)	12.5%	9/30/2009		3.25%				2,870	2,870
STONEWALL ESTATES (PRIME)	597		25.0%	5/31/2010		3.25%				149	149

TOTAL INVESTMENT ENTITY DEBT	136,797					6.25%				59,639	59,639	6.8

TOTAL	$1,142,785					5.36%		$334,658		$564,543	$899,201	3.6

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	This loan may be extended at the Company’s option for one year, provided certain conditions are met.

(3)	The Company entered into two interest rate swaps that effectively fix the interest rate on two $75 million tranches of the Company’s LIBOR-based floating rate debt, which is currently the Corporate Credit Facility, at 2.995% and 2.69%, plus the applicable spreads. The rate shown is the weighted average rate for all borrowings under the Credit Facility. In October 2009, the Company terminated one $75 million interest rate swap for a payment of $1.8 million and reduced the other $75 million swap to $40 million for a payment of $959,000. Concurrently the Company repaid $110 million of the Corporate Credit Facility outstanding balance.

(4)	The interest rate on this instrument is LIBOR plus 0.70% to 1.20%. The Company entered into an interest rate swap that effectively fixes the underlying LIBOR rate at 5.01%. Rate at the end of the quarter represents the swap rate plus 1.05%.

(5)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(6)	The Company consolidated the Glenmore Gardens Villa entity in September 2009 and recorded the full balance outstanding under the loan as its obligation.

(7)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

(8)	Prior to the 9/30/09 maturity of this loan, the lender, Georgian Bank, was closed and reopened as First Citizens Bank. At this time, the loan has not been repaid or extended and, as such, the loan is in default. It is anticipated that the property will be returned to the bank.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Third Quarter 2009 Compared to Second Quarter 2009
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	Q2 2009	Q3 2009	% Change	Q2 2009	Q3 2009	% Change	Q2 2009	Q3 2009	% Change	Q2 2009	Q3 2009	Q2 2009	Q3 2009

RENTAL PROPERTY REVENUES	$42,053	$43,888		$21,923	$21,302		$63,976	$65,190		$4,091	$4,235	$68,067	$69,425

RENTAL PROPERTY OPERATING EXPENSES	16,005	17,928		7,203	7,403		23,208	25,331		1,723	1,945	24,931	27,276

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$26,048	$25,960	-0.3%	$14,720	$13,899	-5.6%	$40,768	$39,859	-2.2%	$2,368	$2,290	$43,136	$42,149

RENTAL PROPERTY REVENUES	$42,053	$43,888		$21,923	$21,302		$63,976	$65,190		$4,091	$4,235	$68,067	$69,425
Less: STRAIGHT-LINE RENTS	1,174	1,365		332	466		1,506	1,831		104	99	1,610	1,930
AMORTIZATION OF LEASE INDUCEMENTS	(238)	(284)		195	6		(43)	(278)		(10)	(10)	(53)	(288)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(19)	(20)		0	0		(19)	(20)		0	0	(19)	(20)

CASH BASIS RENTAL PROPERTY REVENUES (1)	41,136	42,827		21,396	20,830		62,532	63,657		3,997	4,146	66,529	67,803

RENTAL PROPERTY OPERATING EXPENSES	16,005	17,928		7,203	7,403		23,208	25,331		1,723	1,945	24,931	27,276

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$25,131	$24,899	-0.9%	$14,193	$13,427	-5.4%	$39,324	$38,326	-2.5%	$2,274	$2,201	$41,598	$40,527

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$42,053	$43,888		$21,923	$21,302		$63,976	$65,190		$4,091	$4,235	$68,067	$69,425
RENTAL PROPERTY OPERATING EXPENSES	16,005	17,928		7,203	7,403		23,208	25,331		1,723	1,945	24,931	27,276

	$26,048	$25,960		$14,720	$13,899		$40,768	$39,859		$2,368	$2,290	$43,136	$42,149

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$21,936	$21,230
DISCONTINUED OPERATIONS (3)												0	3
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,978	4,960

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												26,914	26,193
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												16,221	15,956

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$43,135	$42,149

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Nine Months 2009 Compared to Nine Months 2008
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	9M 2008	9M 2009	% Change	9M 2008	9M 2009	% Change	9M 2008	9M 2009	% Change	9M 2008	9M 2009	9M 2008	9M 2009

RENTAL PROPERTY REVENUES	$86,906	$87,919		$60,380	$56,647		$147,286	$144,566		$47,019	$62,040	$194,305	$206,606

RENTAL PROPERTY OPERATING EXPENSES	34,233	35,342		17,438	18,971		51,671	54,313		18,483	25,432	70,154	79,745

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$52,673	$52,577	-0.2%	$42,942	$37,676	-12.3%	$95,615	$90,253	-5.6%	$28,536	$36,608	$124,151	$126,861

RENTAL PROPERTY REVENUES	$86,906	$87,919		$60,380	$56,647		$147,286	$144,566		$47,019	$62,040	$194,305	$206,606
Less: STRAIGHT-LINE RENTS	583	1,256		984	754		1,567	2,010		6,634	3,227	8,201	5,237
AMORTIZATION OF LEASE INDUCEMENTS	(149)	(163)		107	107		(42)	(56)		(475)	(491)	(517)	(547)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	13	14		0	0		13	14		(2,644)	(71)	(2,631)	(57)

CASH BASIS RENTAL PROPERTY REVENUES (1)	86,459	86,812		59,289	55,786		145,748	142,598		43,504	59,375	189,252	201,973

RENTAL PROPERTY OPERATING EXPENSES	34,233	35,342		17,438	18,971		51,671	54,313		18,483	25,432	70,154	79,745

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$52,226	$51,470	-1.4%	$41,851	$36,815	-12.0%	$94,077	$88,285	-6.2%	$25,021	$33,943	$119,098	$122,228

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$86,906	$87,919		$60,380	$56,647		$147,286	$144,566		$47,019	$62,040	$194,305	$206,606
RENTAL PROPERTY OPERATING EXPENSES	34,233	35,342		17,438	18,971		51,671	54,313		18,483	25,432	70,154	79,745

	$52,673	$52,577		$42,942	$37,676		$95,615	$90,253		$28,536	$36,608	$124,151	$126,861

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$66,681	$63,362
DISCONTINUED OPERATIONS (3)												(696)	(4)
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												10,769	14,731

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												76,754	78,089
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												47,397	48,772

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$124,151	$126,861

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

(A) 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
TOTAL BY TYPE:
SECOND GENERATION LEASING RELATED COSTS	8,422	12,355	18,145	5,573	5,380	3,944	1,087	15,984	676	718	1,884	3,278
SECOND GENERATION BUILDING IMPROVEMENTS	1,017	1,066	834	1,363	2,995	1,066	2,624	8,048	2,855	3,030	182	6,067

	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	2,066	9,345

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	7,820	9,332	18,130	5,573	5,380	3,944	1,087	15,984	676	705	656	2,037
SECOND GENERATION BUILDING IMPROVEMENTS	1,015	1,066	834	1,363	2,995	1,066	2,624	8,048	2,855	3,030	182	6,067

	8,835	10,398	18,964	6,936	8,375	5,010	3,711	24,032	3,531	3,735	838	8,104

RETAIL:
SECOND GENERATION LEASING RELATED COSTS	602	3,023	15	0	0	0	0	0	0	13	1,228	1,241
SECOND GENERATION BUILDING IMPROVEMENTS	2	0	0	0	0	0	0	0	0	0	0	0

	604	3,023	15	0	0	0	0	0	0	13	1,228	1,241

TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	9,439	13,421	18,979	6,936	8,375	5,010	3,711	24,032	3,531	3,748	2,066	9,345

(B) ADJUSTED DEBT:

CONSOLIDATED DEBT	467,516	315,149	676,189	793,882	787,506	852,771	942,239	942,239	945,269	943,792	700,700	700,700
SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	148,129	172,085	170,166	173,950	180,379	187,742	196,874	196,874	201,948	204,502	198,501	198,501

TOTAL DEBT INCLUDING SHARE OF JV’S	615,645	487,234	846,355	967,832	967,885	1,040,513	1,139,113	1,139,113	1,147,217	1,148,294	899,201	899,201
SHARE OF INVESTMENT ENTITY DEBT	(101,085)	(110,718)	(72,873)	(69,627)	(68,745)	(66,989)	(65,160)	(65,160)	(63,166)	(61,501)	(59,639)	(59,639)

ADJUSTED DEBT	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	839,562	839,562

RECOURSE DEBT	196,824	226,855	205,658	328,106	337,110	392,422	491,603	491,603	502,396	580,939	334,658	334,658
NON-RECOURSE DEBT	317,736	149,661	567,824	570,099	562,030	581,102	582,350	582,350	581,655	505,854	504,904	504,904

ADJUSTED DEBT	514,560	376,516	773,482	898,205	899,140	973,524	1,073,953	1,073,953	1,084,051	1,086,793	839,562	839,562

(C) RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

RENTAL PROPERTY REVENUES	72,402	85,032	112,645	34,307	36,700	38,337	38,050	147,394	37,509	37,095	38,633	113,237
RENTAL PROPERTY OPERATING EXPENSES	(27,988)	(33,955)	(46,139)	(13,439)	(14,583)	(14,641)	(13,944)	(56,607)	(17,313)	(15,159)	(17,403)	(49,875)

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	44,414	51,077	66,506	20,868	22,117	23,696	24,106	90,787	20,196	21,936	21,230	63,362

(D) INCOME FROM DISCONTINUED OPERATIONS:

RENTAL PROPERTY REVENUES	28,132	23,766	836	3	6	6	20	35	(5)	0	3	(2)
LEASE TERMINATION FEES & OTHER INCOME	302	3,155	112	2	0	0	20	22	0	0	0	0
RENTAL PROPERTY OPERATING EXPENSES	(12,078)	(10,257)	(1,516)	(238)	(173)	(299)	42	(668)	(2)	0	0	(2)

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	16,356	16,664	(568)	(233)	(167)	(293)	82	(611)	(7)	0	3	(4)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	0	0	0	0	0	0
PROVISION FOR INCOME TAXES	(126)	(2)	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(25)	(7)	(6)	(6)	0	(19)	0	0	0	0

FUNDS FROM OPERATIONS	16,230	16,662	(593)	(240)	(173)	(299)	82	(630)	(7)	0	3	(4)

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,316)	(12,866)	(821)	(167)	(168)	(132)	0	(467)	0	0	0	0

INCOME FROM DISCONTINUED OPERATIONS	5,914	3,796	(1,414)	(407)	(341)	(431)	82	(1,097)	(7)	0	3	(4)

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS	2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

(E) CONSOLIDATED RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
OUTPARCEL SALES	7,004	6,788	3,000	1,600	0	3,250	0	4,850	1,800	2,775	1,100	5,675
LOT SALES	14,929	10,497	6,949	144	1,255	497	247	2,143	748	553	50	1,351

TOTAL RESIDENTIAL AND OUTPARCEL SALES	21,933	17,285	9,949	1,744	1,255	3,747	247	6,993	2,548	3,328	1,150	7,026

RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
OUTPARCEL COST OF SALES	5,637	5,132	1,983	845	(25)	1,699	(59)	2,460	1,218	1,650	929	3,797
LOT COST OF SALES	10,767	7,620	5,825	101	857	218	140	1,316	512	373	50	935

TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	16,404	12,752	7,808	946	832	1,917	81	3,776	1,730	2,023	979	4,732

OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	11,867	8,184	0	415	956	36	1,407	113	0	0	113
TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	349	1,191

OUTPARCEL SALES, TRACT SALES, RESIDENTIAL LOT SALES AND OTHER INVESTMENT PROPERTY SALES, NET -WHOLLY OWNED	21,012	18,881	15,302	4,534	5,579	3,161	554	13,828	1,027	2,051	520	3,598

SUMMARY:
OUTPARCEL SALES NET OF COS — WHOLLY OWNED	1,367	1,656	1,017	755	25	1,551	59	2,390	582	1,125	171	1,878
OTHER INVESTMENT PROPERTY INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	0	11,867	8,184	0	415	956	36	1,407	113	0	0	113
TRACT SALES NET OF COS — WHOLLY OWNED	15,483	2,481	4,977	3,736	4,741	375	352	9,204	96	746	349	1,191
LOT SALES NET OF COS — WHOLLY OWNED	4,162	2,877	1,124	43	398	279	107	827	236	180	0	416

TOTAL WHOLLY OWNED SALES, NET	21,012	18,881	15,302	4,534	5,579	3,161	554	13,828	1,027	2,051	520	3,598

SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL
LOT AND TRACT SALES AND COST OF SALES:
RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
LOT SALES	41,232	38,676	8,718	1,074	1,059	436	1,170	3,739	790	1,835	859	3,484
TRACT SALES	6,218	14,235	1,355	0	931	2,660	567	4,158	617	0	5	622

TOTAL RESIDENTIAL LOT AND TRACT SALES	47,450	52,911	10,073	1,074	1,990	3,096	1,737	7,897	1,407	1,835	864	4,106

RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:

LOT COST OF SALES	30,753	30,459	6,896	953	822	254	915	2,944	695	1,625	648	2,968
TRACT COST OF SALES	2,828	7,560	704	0	0	965	1	966	382	0	1	383

TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	33,581	38,019	7,600	953	822	1,219	916	3,910	1,077	1,625	649	3,351

RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	13,869	14,892	2,473	121	1,168	1,877	821	3,987	330	210	215	755

SHARE OF UNCONSOLIDATED JOINT VENTURES:
LOT SALES LESS COST OF SALES	10,479	8,217	1,822	121	237	182	255	795	95	210	211	516
TRACT SALES LESS COST OF SALES	3,390	6,675	651	0	931	1,695	566	3,192	235	0	4	239
INTEREST EXPENSE	(152)	(284)	(238)	(101)	(85)	(139)	(145)	(470)	(137)	(126)	(60)	(323)
OTHER	(528)	(381)	(1,087)	1,014	258	(235)	(641)	396	(146)	(562)	(306)	(1,014)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(62)	0	0	(21)	(21)	(21)	0	(63)	(5)	(9)	(5)	(19)
IMPAIRMENT LOSS	0	0	0	0	0	0	(347)	(347)	0	(2,619)	(631)	(3,250)

RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	13,127	14,227	1,148	1,013	1,320	1,482	(312)	3,503	42	(3,106)	(787)	(3,851)

TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	34,139	33,108	16,450	5,547	6,899	4,643	242	17,331	1,069	(1,055)	(267)	(253)

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

RECONCILIATIONS		2005	2006	2007	2008 1st	2008 2nd	2008 3rd	2008 4th	2008 YTD	2009 1st	2009 2nd	2009 3rd	2009 YTD

(F)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
	MULTI-FAMILY SALES — CONSOLIDATED:
	MULTI-FAMILY SALES	11,233	23,134	20	0	0	5,459	2,985	8,444	0	1,185	9,228	10,413
	MULTI-FAMILY COST OF SALES	(9,405)	(19,403)	124	0	0	(4,715)	(2,615)	(7,330)	0	(1,185)	(7,372)	(8,557)

	MULTI-FAMILY SALES — CONSOLIDATED, NET	1,828	3,731	144	0	0	744	370	1,114	0	0	1,856	1,856

	MULTI-FAMILY SALES — JOINT VENTURES:
	MULTI-FAMILY SALES	26,127	56,734	(66)	3,321	6,171	12,239	1,560	23,291	0	0	0	0
	MULTI-FAMILY COST OF SALES	(19,098)	(46,562)	(3,261)	(3,122)	(5,976)	(10,976)	(1,073)	(21,147)	0	0	0	0
	OTHER, NET	153	171	3,142	451	(422)	(290)	9	(252)	(1)	2	0	1

	MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	7,182	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	1

	TOTAL MULTI-FAMILY FFO	9,010	14,074	(41)	650	(227)	1,717	866	3,006	(1)	2	1,856	1,857

(G)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
	CP VENTURE TWO LLC	1,055	1,791	2,329	288	253	275	145	961	261	254	189	704
	CP VENTURE FIVE LLC	0	1,831	1,248	345	302	209	195	1,051	277	311	278	866
	TEN PEACHTREE PLACE ASSOCIATES	378	373	174	59	64	83	68	274	73	88	109	270
	GATEWAY VILLAGE	1,158	1,176	1,176	294	294	294	294	1,176	294	294	294	882
	CRAWFORD LONG — CPI	418	539	695	212	205	202	188	807	219	247	226	692
	AVENUE MURFREESBORO	0	0	(202)	(37)	12	51	10	36	90	89	149	328
	PALISADES WEST LLC	0	(11)	127	27	26	27	177	257	640	690	677	2,007
	TERMINUS 200 LLC	0	0	(193)	(25)	38	6	(25)	(6)	(9)	(13)	(20,932)	(20,954)
	905 JUNIPER, LLC	514	0	0	0	0	0	0	0	0	0	0	0
	50 BISCAYNE, LLC	6,668	10,343	(185)	650	(227)	973	496	1,892	(1)	2	0	1
	TEMCO ASSOCIATES	3,931	7,388	161	(141)	243	799	(360)	541	(210)	(262)	(728)	(1,200)
	CL REALTY, LLC	8,902	6,492	999	1,167	1,041	697	(23)	2,882	282	(2,855)	(37)	(2,610)
	PINE MOUNTAIN BUILDERS, LLC	725	739	41	6	43	0	105	154	(5)	32	(17)	10
	HANDY ROAD ASSOCIATES, LLC	0	(293)	(175)	(30)	(18)	(25)	(46)	(119)	(30)	(30)	0	(60)
	VERDE GROUP, LLC	(984)	(681)	0	0	0	0	0	0	0	0	0	0
	OTHER	18,190	143,395	(167)	2	(37)	(94)	(50)	(179)	(61)	(78)	(135)	(274)

	NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	40,955	173,083	6,028	2,817	2,239	3,497	1,174	9,727	1,820	(1,231)	(19,926)	(19,337)

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s website, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 period, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance based in part on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues is defined as rental property revenues of the Company and its unconsolidated joint ventures, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above or below market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Leverage Ratio” represents the calculation of Debt to Total Assets, as defined in the Company’s Credit Agreement.  Both Debt and Total Assets include the proportionate share of the Company’s unconsolidated entities.
     “Fixed Charges Ratio” represents the ratio of EBITDA, as defined in the Company’s Credit Agreement, to Fixed Charges, as defined.  EBITDA generally represents net income before interest, taxes, depreciation and amortization, subject to various adjustments.  Fixed Charges generally represents interest expense, preferred dividends and ground lease payments.  Both EBITDA and Fixed Charges include the proportionate share of the Company’s unconsolidated entities.